                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 30, 2000

Commission File Number:                         0-24354
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                             DORSEY TRAILERS, INC.
             ------------------------------------------------------

             (Exact name of registrant as specified in its charter)

         Delaware                                         58-2110729
--------------------------------                   -------------------------
(State of Incorporation)                                 (IRS Employer
                                                     Identification Number)

 One Paces West, Suite 1700
    2727 Paces Ferry Road
        Atlanta, Georgia                                     30339
--------------------------------                   -------------------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:     (770) 438-9595
                                                   -------------------------

                              DORSEY TRAILERS, INC.

                                    FORM 8-K

ITEM 5. OTHER INFORMATION

On October 30, 2000, Dorsey Trailers, Inc. issued the press release attached as
Exhibit 99.1 to this report.

On November 8, 2000, Dorsey Trailers, Inc. issued the press release attached as
Exhibit 99.2 to this report.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

         a) Financial Statements.

                  None.

         b) Pro Forma Financial Information.

                  None.

         c) Exhibits.

                  99.1     Press Release

                  99.2     Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 DORSEY TRAILERS, INC.


Date:    November 13, 2000           By:  /s/ G. Allen Cain
       ---------------------            ----------------------------------------
                                              G. Allen Cain
                                              Chief Financial Officer
                                              (Principal Financial Officer and
                                              Principal Accounting Officer)